Exhibit 8

                           SECOND AMENDED AND RESTATED
                             JOINT FILING AGREEMENT



     The undersigned hereby agree that this Amendment to the Statement on
Schedule 13D dated March 26, 2001, as previously amended by Amendment No. 1, filed on October 10, 2001 and Amendment No. 2, filed on November 15, 2001 (as so amended, the "Statement") with respect to shares of common stock, par value $1.00 per share (the "Common Stock") of Pogo Producing Company, is filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13(d)-1(k) under the Securities Exchange Act of 1934, as amended (the "Act"), and further agree that this Joint Filing Agreement be included as an exhibit to this Statement.

Date: March 27, 2002

                                           ROBERT G. GOELET



                                           /s/ Robert G. Goelet*
                                           ---------------------------
                                           As Trustee of (a) the
                                           Trust u/a dated August 26,
                                           1930 f/b/o Beatrice G.
                                           Manice; (b) the Trust
                                           u/a dated July 27, 1935 f/b/o
                                           Beatrice G. Manice; (c)
                                           the Trust u/w of Robert
                                           Walton Goelet f/b/o
                                           Beatrice G. Manice; (d)
                                           the Trust u/w of Robert
                                           Walton Goelet f/b/o Robert G.
                                           Goelet; (e) the Trust
                                           u/a dated July 27,
                                           1935 f/b/o Francis
                                           Goelet; (f) the Trust
                                           u/a dated December
                                           18, 1931 f/b/o John
                                           Goelet; (g) the Trust
                                           u/a dated July 27,
                                           1935 f/b/o John Goelet;
                                           (h) the Trust u/w of Robert
                                           Walton  Goelet f/b/o John
                                           Goelet; and (i) the Trust u/a
                                           dated September 4, 1980, as
                                           amended, f/b/o Anne de La Haye
                                           Jousselin

                                           JOHN H. MANICE



                                               /s/ John H. Manice*
                                           -----------------------
                                           Individually, and as Trustee of (a)
                                           the Trust u/a dated August 26, 1930
                                           f/b/o Beatrice G. Manice; (b) the
                                           Trust u/a dated July 27, 1935 f/b/o
                                           Beatrice G. Manice; and (c) the
                                           Trust u/w of Robert Walton Goelet
                                           f/b/o Beatrice G. Manice

                                           ROBERT G. MANICE



                                               /s/ Robert G. Manice*
                                           -------------------------
                                           Individually, and as custodian for
                                           Henry W. Manice, Emily P. Manice
                                           and Harriet W. Manice under the
                                           New York Uniform Transfers to Minors
                                           Act

                                           AMELIA M. BERKOWITZ



                                               /s/ Amelia M. Berkowitz*
                                           ----------------------------
                                           Individually and as Trustee of the
                                           Trust u/a dated September 4, 1980,
                                           as amended, f/b/o Anne de La Haye
                                           Jousselin

                                           PAMELA MANICE



                                               /s/ Pamela Manice*
                                           ----------------------
                                           Individually and as Trustee of (a)
                                           the Trust u/a dated August 26, 1930
                                           f/b/o Beatrice G. Manice; (b) the
                                           Trust u/a dated July 27, 1935 f/b/o
                                           Beatrice G. Manice; and (c) the
                                           Trust u/w of Robert Walton Goelet
                                           f/b/o Beatrice G. Manice

                                           RGG LIMITED PARTNERSHIP



                                               /s/ Robert G. Goelet*
                                           -------------------------
                                           By:   Robert G. Goelet
                                           Its:   General Partner

                                           ROBERT GARDINER GOELET



                                               /s/ Robert Gardiner Goelet*
                                           -------------------------------
                                           as Trustee of the Trust u/a dated
                                           July 27, 1935 f/b/o Robert G. Goelet

                                           PHILIP GOELET



                                           /s/ Philip Goelet*
                                           ----------------------
                                           Individually and as Trustee of (a)
                                           the Trust u/a dated August 26, 1930
                                           f/b/o Beatrice G. Manice; (b) the
                                           Trust u/a dated July 27, 1935
                                           f/b/o Beatrice G. Manice; (c) the
                                           Trust u/w of Robert Walton Goelet
                                           f/b/o Beatrice G. Manice; (d) the
                                           Trust u/a dated August 26, 1930
                                           f/b/o Robert G. Goelet; (e) the
                                           Trust u/a dated July 27, 1935
                                           f/b/o Robert G. Goelet; (f) the
                                           Trust u/w of Robert Walton Goelet
                                           f/b/o Robert G. Goelet; (g) the
                                           Trust u/a dated July 27, 1935 f/b/o
                                           Francis Goelet; (h) the Trust u/a
                                           dated December 18, 1931 f/b/o John
                                           Goelet; (i) the Trust u/a dated
                                           July 27, 1935 f/b/o John Goelet;
                                           (j) the Trust u/w of Robert Walton
                                           Goelet f/b/o John Goelet; and (k)
                                           the Trust u/a dated September 4,
                                           1980, as amended, f/b/o Anne de La
                                           Haye Jousselin

                                           CHRISTOPHER GOELET


                                           /s/ Christopher Goelet*
                                           ------------------------------
                                           Individually and as Trustee of
                                           (a) the Trust u/a dated December
                                           18, 1931 f/b/o John Goelet; (b)
                                           the Trust u/a dated July 27,
                                           1935 f/b/o John Goelet; and
                                           (c) the Trust u/w of Robert
                                           Walton Goelet f/b/o John
                                           Goelet

                                           GILBERT KERLIN



                                               /s/ Gilbert Kerlin*
                                           ----------------------------

                                           WINDWARD OIL & GAS CORPORATION



                                               /s/ Gilbert Kerlin*
                                           ------------------------------
                                           By:  Gilbert Kerlin
                                           Its:   President

                                           ARTHUR N. FIELD



                                               /s/ Arthur N. Field*
                                           ------------------------

                                           HENRIETTA GOELET



                                           /s/ Henrietta Goelet*
                                           ---------------------------
                                           As Trustee of the Trust
                                           u/a dated December 17, 1976
                                           f/b/o grandchildren of John
                                           Goelet

                                           ALEXANDRA C. GOELET



                                               /s/ Alexandra C. Goelet*
                                           ----------------------------
                                           As Trustee of (a) the Trust u/a
                                           dated August 26, 1930 f/b/o Robert
                                           G. Goelet; (b) the Trust u/a dated
                                           July 27, 1935 f/b/o Robert G.
                                           Goelet; and (c) the Trust u/w
                                           Robert Walton Goelet f/b/o Robert
                                           G. Goelet

                                           ALEXANDRA GARDINER GOELET



                                           /s/ Alexandra Gardiner Goelet*
                                           ----------------------------
                                           as Trustee of the Trust u/a dated
                                           July 27, 1935 f/b/o Robert
                                           G. Goelet

                                           EDMOND DE LA HAYE JOUSSELIN



                                           /s/ Edmond De La Haye Jousselin*
                                           ----------------------------
                                           As Trustee of (a) the Trust u/a
                                           dated August 26, 1930 f/b/o
                                           Beatrice G. Manice; (b) the Trust
                                           u/a dated July 27, 1935 f/b/o
                                           Beatrice G. Manice; (c) the Trust
                                           u/w of Robert Walton Goelet f/b/o
                                           Beatrice G. Manice; (d) the Trust
                                           u/a dated August 26, 1930 f/b/o
                                           Robert G. Goelet; (e) the Trust
                                           u/a dated July 27, 1935 f/b/o
                                           Robert G. Goelet; (f) the Trust
                                           u/w of Robert Walton Goelet f/b/o
                                           Robert G. Goelet; (g) the Trust
                                           u/a dated July 27, 1935 f/b/o
                                           Francis Goelet; (h) the Trust
                                           u/a dated December 18, 1931
                                           f/b/o John Goelet; (i) the Trust
                                           u/a dated July 27, 1935 f/b/o
                                           John Goelet; (j) the Trust
                                           u/w of Robert Walton Goelet
                                           f/b/o John Goelet; and (k) the
                                           Trust u/a dated September
                                           4, 1980, as amended, f/b/o Anne
                                           de La Haye Jousselin

                                           ROBERT S. RICH



                                           /s/ Robert S. Rich*
                                           ----------------------------
                                           As Trustee of (a) the Trust u/a
                                           dated December 18, 1931
                                           f/b/o John Goelet; (b) the Trust
                                           u/a dated July 27, 1935 f/b/o
                                           John Goelet; (c) the Trust
                                           u/w of Robert Walton Goelet
                                           f/b/o John Goelet; and (d) the
                                           Trust u/a dated December 17, 1976
                                           f/b/o grandchildren of John Goelet

                                           GOELET, LLC



                                               /s/ Robert W. Kiley
                                           ----------------------------
                                           By:  Robert W. Kiley
                                           Its:   President and Chief
                                                  Operating Officer



                                               /s/ Mark Rosenbaum
                                           ----------------------------
                                           By:  Mark Rosenbaum
                                           Its:   Chief Financial Officer
                                                   and Treasurer

                                           *GOELET, LLC
                                           Attorney-in-fact



                                               /s/ Robert W. Kiley
                                           ----------------------------
                                           By:  Robert W. Kiley
                                           Its:   President and Chief
                                                  Operating Officer



                                               /s/ Mark Rosenbaum
                                           ----------------------------
                                           By:  Mark Rosenbaum
                                           Its:   Chief Financial Officer
                                                   and Treasurer